Exhibit 99.1

Shake Shack Announces First Quarter 2023 Financial Results
▪Total revenue of $253.3 million, up 24.5% versus 2022, including $244.3 million of Shack sales and $9.0 million of Licensing revenue.
▪System-wide sales of $394.7 million, up 27.5% versus 2022.
▪Same-Shack sales up 10.3% versus 2022.
▪Operating loss of $3.2 million.
•Shack-level operating profit(1) of $44.7 million, or 18.3% of Shack sales.
▪Net loss of $1.6 million.
•Adjusted EBITDA(1) of $27.6 million.
▪Net loss attributable to Shake Shack Inc. of $1.5 million, or a loss of $0.04 per share.
•Adjusted pro forma net loss(1) of $0.3 million, or a loss of $0.01 per fully exchanged and diluted share.
▪Opened six new domestic Company-operated Shacks. Opened seven new licensed Shacks, including locations in Mexico and China.
NEW YORK, NY (Business Wire) — May 4, 2023 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the first quarter of 2023 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q1 2023 Shake Shack Shareholder Letter.

Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Randy Garutti, Chief Executive Officer, and Katherine Fogertey, Chief Financial Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until May 11, 2023 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13736805.

The live audio webcast of the conference call will be accessible in the Events & Presentations section of the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.

(1)Shack-level operating profit, Adjusted EBITDA and Adjusted pro forma net income (loss) are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1
About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to nearly 460 locations system-wide, including approximately 300 in 32 U.S. States and the District of Columbia, and approximately 160 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Meg Davis, Shake Shack
mcastranova@shakeshack.com
Investor Relations:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at domestic Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from the Company's domestic Company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, Impairment and loss on disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring and other items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

Exhibit 99.1

SHAKE SHACK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	March 29 2023	December 28 2022
ASSETS
Current assets:
Cash and cash equivalents	$293,430	$230,521
Marketable securities	—	80,707
Accounts receivable, net	14,175	13,877
Inventories	4,394	4,184
Prepaid expenses and other current assets	18,075	14,699
Total current assets	330,074	343,988
Property and equipment, net of accumulated depreciation of $310,939 and $290,362, respectively	479,617	467,031
Operating lease assets	379,475	367,488
Deferred income taxes, net	301,538	300,538
Other assets	16,211	15,817
TOTAL ASSETS	$1,506,915	$1,494,862
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$16,002	$20,407
Accrued expenses	45,677	47,945
Accrued wages and related liabilities	18,678	17,576
Operating lease liabilities, current	44,578	42,238
Other current liabilities	18,117	19,552
Total current liabilities	143,052	147,718
Long-term debt	244,851	244,589
Long-term operating lease liabilities	441,554	427,227
Liabilities under tax receivable agreement, net of current portion	235,361	234,893
Other long-term liabilities	22,192	20,687
Total liabilities	1,087,010	1,075,114
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of March 29, 2023 and December 28, 2022.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 39,404,905 and 39,284,998 shares issued and outstanding as of March 29, 2023 and December 28, 2022, respectively.	39	39
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,844,513 and 2,869,513 shares issued and outstanding as of March 29, 2023 and December 28, 2022, respectively.	3	3
Additional paid-in capital	417,451	415,611
Accumulated deficit	(22,071)	(20,537)
Accumulated other comprehensive loss	(4)	—
Total stockholders' equity attributable to Shake Shack Inc.	395,418	395,116
Non-controlling interests	24,487	24,632
Total equity	419,905	419,748
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,506,915	$1,494,862

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF LOSS
(UNAUDITED)
(in thousands, except per share amounts)

	Thirteen Weeks Ended
	March 29 2023		March 30 2022
Shack sales	$244,254	96.4%	$196,791	96.8%
Licensing revenue	9,024	3.6%	6,600	3.2%
TOTAL REVENUE	253,278	100.0%	203,391	100.0%
Shack-level operating expenses(1):
Food and paper costs	71,772	29.4%	59,884	30.4%
Labor and related expenses	74,264	30.4%	60,465	30.7%
Other operating expenses(2)	34,936	14.3%	30,171	15.3%
Occupancy and related expenses	18,583	7.6%	16,276	8.3%
General and administrative expenses(2)	31,311	12.4%	31,386	15.4%
Depreciation and amortization expense	21,322	8.4%	16,855	8.3%
Pre-opening costs	3,557	1.4%	2,712	1.3%
Impairment and loss on disposal of assets	722	0.3%	577	0.3%
TOTAL EXPENSES	256,467	101.3%	218,326	107.3%
LOSS FROM OPERATIONS	(3,189)	(1.3)%	(14,935)	(7.3)%
Other income (expense), net	2,837	1.1%	(289)	(0.1)%
Interest expense	(403)	(0.2)%	(355)	(0.2)%
LOSS BEFORE INCOME TAXES	(755)	(0.3)%	(15,579)	(7.7)%
Income tax expense (benefit)	867	0.3%	(4,297)	(2.1)%
NET LOSS	(1,622)	(0.6)%	(11,282)	(5.5)%
Less: Net loss attributable to non-controlling interests	(88)	—%	(1,120)	(0.6)%
NET LOSS ATTRIBUTABLE TO SHAKE SHACK INC.	$(1,534)	(0.6)%	$(10,162)	(5.0)%
Loss per share of Class A common stock:
Basic	$(0.04)		$(0.26)
Diluted	$(0.04)		$(0.26)
Weighted average shares of Class A common stock outstanding:
Basic	39,332		39,163
Diluted	39,332		39,163

(1)As a percentage of Shack sales.
(2)The Company has elected to reclassify certain marketing expenses from Other operating expenses to General and administrative expenses for the thirteen weeks ended March 29, 2023. The prior period has been updated to conform with the current year presentation. The reclassification does not have a material impact on our results.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Thirteen Weeks Ended
	March 29 2023	March 30 2022
OPERATING ACTIVITIES
Net loss (including amounts attributable to non-controlling interests)	$(1,622)	$(11,282)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	21,322	16,855
Amortization of debt issuance costs	262	262
Amortization of cloud computing asset	439	332
Non-cash operating lease cost	16,075	13,681
Equity-based compensation	3,802	3,188
Deferred income taxes	1,917	5,719
Non-cash interest expense	58	5
Gain on sale of equity securities	(81)	—
Impairment and loss on disposal of assets	722	577
Unrealized loss on equity securities	—	400
Changes in operating assets and liabilities:
Accounts receivable	3,354	1,902
Inventories	(210)	70
Prepaid expenses and other current assets	(1,580)	(2,392)
Other assets	(1,218)	(2,111)
Accounts payable	(5,799)	(2,862)
Accrued expenses	(2,018)	(10,369)
Accrued wages and related liabilities	1,068	1,394
Other current liabilities	(2,389)	5,312
Operating lease liabilities	(16,830)	(11,726)
Other long-term liabilities	2,548	(985)
NET CASH PROVIDED BY OPERATING ACTIVITIES	19,820	7,970
INVESTING ACTIVITIES
Purchases of property and equipment	(34,326)	(27,974)
Purchases of marketable securities	(690)	(77)
Sales of marketable securities	81,478	—
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	46,462	(28,051)
FINANCING ACTIVITIES
Payments on principal of finance leases	(807)	(747)
Distributions paid to non-controlling interest holders	(49)	(302)
Proceeds from stock option exercises	113	84
Employee withholding taxes related to net settled equity awards	(2,626)	(2,108)
NET CASH USED IN FINANCING ACTIVITIES	(3,369)	(3,073)
Effect of exchange rate changes on cash and cash equivalents	(4)	(1)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	62,909	(23,155)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	230,521	302,406
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$293,430	$279,251

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses the following non-GAAP financial measures: Shack-level operating profit, Shack-level operating profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share (collectively the "non-GAAP financial measures").
Shack-Level Operating Profit
Shack-level operating profit, a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company's GAAP financial results.

Exhibit 99.1
A reconciliation of Shack-level operating profit to Loss from Operations, the most directly comparable GAAP financial measure, is set forth below.

	Thirteen Weeks Ended
(dollar amounts in thousands)	March 29 2023	March 30 2022
Loss from operations	$(3,189)	$(14,935)
Less:
Licensing revenue	9,024	6,600
Add:
General and administrative expenses(1)	31,311	31,386
Depreciation and amortization expense	21,322	16,855
Pre-opening costs	3,557	2,712
Impairment and loss on disposal of assets	722	577
Shack-level operating profit	$44,699	$29,995

Total revenue	$253,278	$203,391
Less: Licensing revenue	9,024	6,600
Shack sales	$244,254	$196,791

Shack-level operating profit margin(2,3)	18.3%	15.2%
(1)Certain marketing expenses have been reclassified from Other operating expenses to General and administrative expenses in the prior year to conform with the current year presentation. The reclassification does not have a material impact on our results.
(2)For the thirteen weeks ended March 30, 2022, Shack-level operating profit margin includes a $1,281 cumulative catch-up adjustment for gift card breakage income, recognized in Shack sales.
(3)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA, a non-GAAP measure, is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit) and Depreciation and amortization expense. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above) excluding equity-based compensation expense, Impairment and loss on the disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
During the thirteen weeks ended March 29, 2023, the Company revised its definition of Adjusted EBITDA to exclude deferred lease costs and executive transition costs as adjustments to the measure. The Company believes excluding both of these items improves the usefulness of Adjusted EBITDA as these items are characteristic of the Company’s ongoing operations and such presentation is consistent with other companies in the restaurant industry. Previously reported periods have been revised to conform to the current period presentation.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures.

Exhibit 99.1
A reconciliation of EBITDA and adjusted EBITDA to Net income (loss) the most directly comparable GAAP measure, is set forth below.

	Thirteen Weeks Ended
(dollar amounts in thousands)	March 29 2023	March 30 2022
Net loss	$(1,622)	$(11,282)
Depreciation and amortization expense	21,322	16,855
Interest expense, net	403	355
Income tax expense (benefit)	867	(4,297)
EBITDA	$20,970	$1,631

Equity-based compensation	3,802	3,188
Amortization of cloud-based software implementation costs	439	332
Impairment and loss on disposal of assets	722	577
Legal settlements	1,004	6,000
Gift card breakage cumulative catch-up adjustment	—	(1,281)
Other(1)	628	—
ADJUSTED EBITDA	$27,565	$10,447

Adjusted EBITDA margin(2)	10.9%	5.1%
(1) Related to professional fees for a non-recurring matter.
(2) Calculated as a percentage of Total revenue, which was $253.3 million and $203.4 million for the thirteen weeks ended March 29, 2023 and March 30, 2022, respectively.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
Adjusted Pro Forma Net Loss and Adjusted Pro Forma Loss Per Fully Exchanged and Diluted Share
Adjusted pro forma net loss represents Net loss attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma loss per fully exchanged and diluted share is calculated by dividing adjusted pro forma net loss by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
During the thirteen weeks ended March 29, 2023, the Company revised its definition of Adjusted Pro Forma Net Income to exclude executive transition costs as an adjustment to the measure. Previously reported periods have been revised to conform to the current period presentation. See "EBITDA and Adjusted EBITDA" above for additional information.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net loss attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share should not be considered alternatives to Net loss and loss per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net loss attributable to Shake Shack Inc. Adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results.

Exhibit 99.1
A reconciliation of adjusted pro forma net loss to Net loss attributable to Shake Shack Inc., the most directly comparable GAAP measure, and the computation of adjusted pro forma loss per fully exchanged and diluted share are set forth below.

	Thirteen Weeks Ended
(in thousands, except per share amounts)	March 29 2023	March 30 2022
Numerator:
Net loss attributable to Shake Shack Inc	$(1,534)	$(10,162)
Adjustments:
Reallocation of Net loss attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	(88)	(1,120)
Legal settlements	1,004	6,000
Gift card breakage cumulative catch-up adjustment	—	(1,281)
Other(2)	628	—
Tax impact of above adjustments(3)	(300)	(1,595)
Adjusted pro forma net loss	$(290)	$(8,158)

Denominator:
Weighted-average shares of Class A common stock outstanding—diluted	39,332	39,163
Adjustments:
Assumed exchange of LLC Interests for shares of Class A common stock(1)	2,852	2,920
Adjusted pro forma fully exchanged weighted-average shares of Class A common stock outstanding—diluted	42,184	42,083

Adjusted pro forma loss per fully exchanged share—diluted	$(0.01)	$(0.19)

	Thirteen Weeks Ended
	March 29 2023	March 30 2022
Loss per share of Class A common stock—diluted	$(0.04)	$(0.26)
Assumed exchange of LLC Interests for shares of Class A common stock(1)	—	(0.01)
Non-GAAP adjustments(4)	0.03	0.08
Adjusted pro forma loss per fully exchanged share—diluted	$(0.01)	$(0.19)
(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net loss attributable to non-controlling interests.
(2)Related to professional fees for a non-recurring matter.
(3)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 133.1% and 24.9% for the thirteen weeks ended March 29, 2023 and March 30, 2022, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(4)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted Pro Forma Net Loss above for additional information.